UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 19, 2000


                                ADATOM.COM, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                          0-22947                43-1771999
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


      920 Hillview Court, Suite 160
          Milpitas, California                                           95035
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 935-7979


                                       N/A
          (Former Name or Former Address if Changed Since Last Report)

Item 5.  OTHER EVENTS.
         ------------

         On June 22, 2000, the registrant issued to private investors 1,100 shares of its Series A Convertible Preferred Stock pursuant to certain documentation attached as exhibits to this Report. The gross purchase price of the Preferred Stock was $1,100,000. The registrant also issued to investors warrants to purchase 137,500 common shares at an exercise price of $2.295 per share and warrants to purchase 137,500 common shares at an exercise price of $2.119 per share and issued to the placement agent in the transaction a warrant to purchase 27,500 common shares at an exercise price of $2.119 per share. The warrants expire on June 22, 2005. Prior to the closing of this investment, in May and early June two officers of the Company, Richard S. Barton and Michelle Ware, lent the Company $200,000 and $115,619.60 for working capital purposes.

         On May 30, 2000, the registrant also announced a joint venture with China Federation of Industrial Economics. The press release and joint venture agreement are attached as exhibits to this Report. The registrant has been building customer and product databases and working on the establishment of customer relationships for sales of Chinese goods into the United States and vice-versa. The registrant currently expects that actual sales arranged through one or more of its joint venture partners will commence within the next month, although no sales volume can be predicted. The registrant has also been studying with its joint venture partners the requirements for implementing a bilingual electronic marketplace.

         Statements in this Form 8-K that are not statements or descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Words such as "expect," "intends," "believes," "plans,"
"anticipates" and "likely" also identify forward-looking statements. All forward-looking statements are based on current facts and analyses. Actual results may differ materially from those currently anticipated due to a number of factors including, but not limited to, history of operating losses, anticipated future losses, competition, future capital needs, the need for market acceptance, dependence upon third parties, disruption of vital infrastructure and intellectual property rights, government regulation, the status of economic, business and legal conditions in China, dependence on third parties, and other risks. Information on factors that may affect the business and financial results of the Company can be found in filings of the Company with the Securities and Exchange Commission, including the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000. All forward-looking statements are made in reliance upon the exemptions provided under the Private Securities Litigation Reform Act of 1995.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (c)      EXHIBITS. The exhibits to this Report are incorporated by
                  --------
reference to the Exhibit Index appearing on page E-1 hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 29, 2000

                                                     ADATOM.COM, INC.



                                            By:  /s/ MICHAEL M. WHEELER
                                                 ---------------------
                                                     Michael M. Wheeler
                                                     Controller and Secretary

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.             DESCRIPTION OF EXHIBIT
-----------             ----------------------

4.19 Certificate of Designations relating to Series A Conver-tible Preferred Stock as filed with the Delaware Secretary of State on June 16, 2000

4.20 Securities Purchase Agreement relating to Series A Convertible Preferred Stock, dated June 22, 2000

4.21 Registration Rights Agreement relating to Series A Con-vertible Preferred Stock, dated June 22, 2000

4.22 Form of A Warrant issued to purchasers of Series A Convertible Preferred Stock on June 22, 2000

4.23 Form of B Warrant issued to purchasers of Series A Convertible Preferred Stock and to Astor Capital, Inc. as placement agent on June 22, 2000

4.24                    Promissory Note issued to Richard Barton for $200,000
                        dated May 19, 2000

4.25                    Promissory Note issued to Michelle Ware for $115,619.60
                        dated June 6, 2000

10.24 Joint venture agreement with China Federation of Industrial Economics

99 Text of press release dated May 30, 2000 announcing Joint Venture between registrant and China Federation of Industrial Economics



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